Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-QSB of Clean Water Technologies, Inc. (the "Company") for the for the quarterly period ended March 25, 2006 filed with the Securities and Exchange Commission (the "Report"), I, Suzanne Lewsadder, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: May 15, 2006

By:  /s/ Suzanne Lewsadder
   ---------------------------------
      Suzanne Lewsadder
      Chief Executive Officer and
      Treasurer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Clean Water Technologies, Inc. and will be retained by Clean Water Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.